UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            May 22, 2006

IMMUCOR, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-14820	22-2408354
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3130 Gateway Drive, P.O. Box 5625, Norcross, Georgia		30091-5625
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 441-2051

Not Applicable

(Former name or former address,

if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On May 22, 2006, Immucor, Inc. (the “Company”) entered into agreements amending (each, an “Amendment”) the respective employment agreements (each, an “Employment Agreement”) of Edward L. Gallup, the Chief Executive Officer and Chairman of the Board of Directors of the Company, and Ralph A. Eatz, the Senior Vice President-Chief Scientific Officer and a Director of the Company. The Amendments are attached hereto as Exhibits 10.2 and 10.4, respectively. The material terms and conditions of the Amendments are summarized below, which summary is qualified by reference to the Amendments and the Employment Agreements.

Pursuant to the Amendments, the term of each of Mr. Gallup’s and Mr. Eatz’s respective current Employment Agreement with the Company was extended until May 31, 2008. The annual base salaries of Messrs. Gallup and Eatz were also increased under the Amendments to $387,000 and $376,000, respectively, effective June 1, 2006. The original Employment Agreements, as well as the Amendments, provide that if Mr. Gallup or Mr. Eatz is terminated other than for “cause,” including as a result of a change in control of the Company, his outstanding, unexercised options granted by the Company prior to May 1, 2006 will generally be subject to immediate vesting and will become exercisable in full upon his termination. However, the Amendments provide that these acceleration provisions will not apply to any options granted on or after May 1, 2006. “Cause” is defined generally to include dishonesty, an act of defalcation, continuing inability or refusal to perform reasonable duties assigned to him, and moral turpitude. The remaining material terms of the current Employment Agreements of both Mr. Gallup and Mr. Eatz remain unchanged as a result of the Amendments.

In addition, on May 25, 2006 the Company, with the approval of the Compensation Committee, increased the annual base salaries of Dr. Gioacchino De Chirico, the President of the Company, and Didier L. Lanson, the Director of European Operations for the Company, to $473,000 and $113,568, respectively, effective June 1, 2006.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1

Employment Agreement, dated May 1, 2004, by and between the Company and Edward L. Gallup (filed as Exhibit 10.19 to the Company’s Annual Report on Form 10-K filed on August 16, 2004 and incorporated by reference herein).

10.2	Amendment No. 1 to Employment Agreement, dated May 22, 2006, by and between the Company and Edward L. Gallup.

10.3

Employment Agreement, dated May 1, 2004, by and between the Company and Ralph A. Eatz (filed as Exhibit 10.20 to the Company’s Annual Report on Form 10-K filed on August 16, 2004 and incorporated by reference herein).

10.4	Amendment No. 1 to Employment Agreement, dated May 22, 2006, by and between the Company and Ralph A. Eatz.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMMUCOR, INC.

Date:	May 25, 2006	By:	/s/ Patrick Waddy
Patrick Waddy
Chief Financial Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION

10.1

Employment Agreement, dated May 1, 2004, by and between the Company and Edward L. Gallup (filed as Exhibit 10.19 to the Company’s Annual Report on Form 10-K filed on August 16, 2004 and incorporated by reference herein).

10.2	Amendment No. 1 to Employment Agreement, dated May 22, 2006, by and between the Company and Edward L. Gallup.

10.3

Employment Agreement, dated May 1, 2004, by and between the Company and Ralph A. Eatz (filed as Exhibit 10.20 to the Company’s Annual Report on Form 10-K filed on August 16, 2004 and incorporated by reference herein).

10.4	Amendment No. 1 to Employment Agreement, dated May 22, 2006, by and between the Company and Ralph A. Eatz.